SEI TAX EXEMPT TRUST
DECEMBER 31, 1996
--------------------------------------------------------------------------------

INSTITUTIONAL TAX FREE PORTFOLIO
---------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.


A Statement of Additional Information dated December 31, 1996 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.



SEI Tax Exempt Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain expenses and minimum investment amounts. This Prospectus offers Class B shares of the Institutional Tax Free Portfolio (the "Portfolio"), a money market portfolio.


AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Management/Advisory Fees (AFTER FEE WAIVER) (1)
12b-1 Fees
Total Other Expenses
    Shareholder Servicing Fees (AFTER FEE WAIVER) (2)                                                                    .25%
------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (3)
------------------------------------------------------------------------------------------------------------------------------


Management/Advisory Fees (AFTER FEE WAIVER) (1)                                                .29%
12b-1 Fees                                                                                     None
Total Other Expenses                                                                           .34%
    Shareholder Servicing Fees (AFTER FEE WAIVER) (2)
---------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (3)                                               .63%
---------------------------------------------------------------------------------------



(1) THE MANAGER HAS WAIVED, ON A VOLUNTARY BASIS, A PORTION OF ITS FEE, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THIS VOLUNTARY WAIVER. THE MANAGER RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVER, MANAGEMENT/ADVISORY FEES FOR CLASS B SHARES OF THE PORTFOLIO WOULD BE .40%.


(2) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, ALL OR A PORTION OF ITS SHAREHOLDER SERVICING FEE, AND THE SHAREHOLDER SERVICING FEES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, SHAREHOLDER SERVICING FEES FOR CLASS B SHARES OF THE PORTFOLIO WOULD BE .25%.


(3) ABSENT THESE FEE WAIVERS, TOTAL OPERATING EXPENSES OF THE PORTFOLIO WOULD BE .74% FOR THE CLASS B SHARES. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER" AND "THE MANAGER."


EXAMPLE
--------------------------------------------------------------------------------

                                                                                                  1 YR.       3 YRS.       5 YRS.
                                                                                               -----------  -----------  -----------
An investor in Class A shares of the Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class B                                                                                     $       6    $      20    $      35
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 10 YRS.
                                                                                               -----------
An investor in Class A shares of the Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class B                                                                                     $      79
---------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE PORTFOLIO'S CLASS B SHARES. THE PORTFOLIO ALSO OFFERS CLASS A AND CLASS C SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS A AND CLASS C SHARES BEAR DIFFERENT SHAREHOLDER SERVICING COSTS. A PERSON WHO PURCHASES SHARES THROUGH AN ACCOUNT WITH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "DISTRIBUTION AND SHAREHOLDER SERVICING" AND "THE ADVISER."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________
The following financial highlights have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which appear, along with the report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information is set forth in the 1996 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.


FOR CLASS B SHARES OUTSTANDING THROUGHOUT THE PERIOD

                                                                                NET REALIZED
                                                                                     AND
                            INVESTMENT                                           UNREALIZED
                   NET      ACTIVITIES              DISTRIBUTIONS                GAIN (LOSS)
                  ASSET     ----------  --------------------------------------       ON            NET
                 VALUE,        NET          NET          NET                     INVESTMENTS   ASSET VALUE
                BEGINNING   INVESTMENT  INVESTMENT    REALIZED       TOTAL       AND CAPITAL       END          TOTAL
                OF PERIOD     INCOME      INCOME        GAIN      DISTRIBUTIONS TRANSACTIONS    OF PERIOD      RETURN
-------------------------------------------------------------------------------------------------------------------------
-------------
Institutional
Tax Free
Portfolio
-------------
Class B
For the years ended August 31:
1996            $    1.00   $    0.032  $    (0.032)     --        $   (0.032)       --         $    1.00        3.21%
1995                 1.00        0.033       (0.033)     --            (0.033)       --              1.00        3.39%
1994                 1.00        0.022       (0.022)     --            (0.022)       --              1.00        2.21%
1993                 1.00        0.023       (0.023)     --            (0.023)       --              1.00        2.29%
1992                 1.00        0.033       (0.033)     --            (0.033)       --              1.00        3.35%
1991 (2)             1.00        0.038       (0.038)     --            (0.038)       --              1.00        3.89%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                                                            RATIO OF NET
                                               RATIO OF                      INVESTMENT
                                             EXPENSES TO    RATIO OF NET     INCOME TO
               NET ASSETS,     RATIO OF      AVERAGE NET     INVESTMENT     AVERAGE NET
                   END         EXPENSES         ASSETS        INCOME TO        ASSETS
                OF PERIOD     TO AVERAGE    (EXCLUDING FEE   AVERAGE NET   (EXCLUDING FEE    PORTFOLIO
                  (000)       NET ASSETS       WAIVERS)        ASSETS         WAIVERS)     TURNOVER RATE
-------------
-------------
Institutional
Tax Free
Portfolio
-------------
Class B
For the years
1996           $     14,156       0.63%           0.80%          3.16%           2.99%          --
1995                 15,084       0.63%           0.82%          3.32%           3.13%          --
1994                 21,725       0.63%           0.81%          2.31%           2.13%          --
1993                  3,040       0.63%           0.79%          2.22%           2.06%          --
1992                    686       0.63%           0.81%          3.22%           3.04%          --
1991 (2)              1,515       0.63%*          0.84%*         4.34%*          4.13%*         --
-------------
-------------

*   ANNUALIZED
+   RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE INSTITUTIONAL TAX-FREE PORTFOLIO--CLASS B COMMENCED OPERATIONS ON OCTOBER 15, 1990.

THE TRUST
       _________________________________________________________________________


SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers Class B shares of the Trust's Institutional Tax Free Portfolio (the "Portfolio"). As of September 30, 1996, the aggregate net assets of all classes of the Institutional Tax Free Portfolio was $836,115,973. Investors may also purchase Class A and Class C shares of the Portfolio. Each class provides for variation in shareholder servicing expenses, voting rights and dividends. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.


INVESTMENT
OBJECTIVE AND
POLICIES
     ___________________________________________________________________________

                      The Portfolio's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. There can be no assurance that the Portfolio will meet its investment objective.
                           The Portfolio invests in U.S. dollar denominated
                      municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio to invest at least 80% of its net assets in securities the interest on which is exempt from federal income taxes, based on opinions from bond counsel for the issuers, and the Portfolio will invest, under normal conditions, at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax.
                           The Portfolio may purchase municipal bonds, municipal
                      notes and tax-exempt commercial paper, but only if such securities, at the time of purchase, either meet rating requirements imposed by Rule 2a-7 or, if not rated, are determined to be of comparable quality by Weiss, Peck & Greer, L.L.C., the Portfolio's investment adviser (the "Adviser or "WPG"). See "General Investment Policies."
                           The Adviser will not invest more than 25% of
                      Portfolio assets in municipal securities (a) whose issuers are located in the same state or (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.
                           There could be economic, business, or political
                      developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective, the Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

GENERAL
INVESTMENT
POLICIES
     ___________________________________________________________________________

                      In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest. Since the Portfolio often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price.
                           Securities rated in the highest rating category
                      (e.g., A-1 by S&P) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Non-first tier securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.
                           Although the Portfolio is governed by Rule 2a-7, its
                      investment policies are more restrictive than those imposed by that Rule.
                           The Portfolio may purchase securities on a
                      "when-issued" basis, variable and floating rate obligations and reserves the right to engage in transactions involving standby commitments. The Portfolio may invest up to 20% of its net assets in taxable money market instruments (including repurchase agreements) and securities the interest on which is a preference item for purposes of the federal alternative minimum tax. However, the Portfolio generally intends to be fully invested in federally tax-exempt securities. The Portfolio will not invest more than 10% of its total assets in securities which are considered to be illiquid.
                           Taxable money market instruments in which the
                      Portfolio may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S.

                      Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and that have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.
                           For a description of the permitted investments and
                      ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS
         _______________________________________________________________________

                      The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                      THE PORTFOLIO MAY NOT:
                      1. Purchase securities of any issuer (except securities
                         issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio (based on current market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction of, and as permitted by, Rule 2a-7.
                      2. Purchase any securities which would cause more than 25%
                         of the total assets of the Portfolio, based on current
                         value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
                      3. Borrow money except for temporary or emergency
                         purposes, and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.
                      The foregoing percentage limitations will apply at the time of the purchase of a security. Additional fundamental investment limitations are set forth in the Statement of Additional Information.

THE MANAGER_____________________________________________________________________

                      SEI Fund Management (the "Manager" and the "Transfer Agent") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                           For these services, the Manager is entitled to a fee,
                      which is calculated daily and paid monthly, at an annual rate of .36% of the average daily net assets of the Portfolio. The Manager has voluntarily agreed to waive a portion of its fee in order to limit the total operating expenses to not more than .63% of the average daily net assets of the Class B shares of the Portfolio, on an annualized basis. The Manager reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended August 31, 1996, the Portfolio paid management fees, after waivers, of .25% of its average daily net assets.

THE ADVISER
         _______________________________________________________________________

                      Weiss, Peck & Greer, L.L.C. serves as the Portfolio's investment adviser under an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.
                           The Adviser is a limited liability company founded as
                      a limited partnership in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1996, total assets under management were approximately $13 billion. The principal business address of the Adviser is One New York Plaza, New York, New York 10004.
                           For its services, the Adviser is entitled to a fee,
                      which is calculated daily and paid monthly, at an annual rate of .05% of the combined average daily net assets of the money market portfolios of the Trust that are advised by the Adviser up to $500 million, .04% of such assets from $500 million to $1 billion and .03% of such assets in excess of $1 billion. Such fees are allocated daily among these portfolios based on their relative net assets. For the fiscal year ended August 31, 1996 the Portfolio paid advisory fees, after waivers, of .04% of its relative net assets.

DISTRIBUTION AND
SHAREHOLDER
SERVICING
      __________________________________________________________________________

                      SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI Investments Company ("SEI"), serves as the Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.
                           The Portfolio has adopted plans under which firms,
                      including the Distributor, that provide shareholder and administrative services may receive compensation therefor. The Class A, B and C plans differ in a number of ways, including the amounts that may be paid. Under each plan, the Distributor may provide those services itself or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements the Distributor may retain as a profit any difference between the fee it receives and the amount it pays such third party. In addition, the Portfolio may enter into such arrangements directly.

                           Under the Class B shareholder service plan, the
                      Portfolio will pay shareholder service fees to the Distributor at an annual rate of up to .25% of average daily net assets in return for the Distributor's (or its agent's) efforts in maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided or investment; and assisting clients in changing dividend options, account designations and addresses. In addition, under its administrative services plan, Class B shares will pay administrative services fees at specified percentages of the average daily net assets of the shares of the Class (up to .05%). Administrative services include sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders and processing dividend payments.


                           It is possible that an institution may offer
                      different classes of shares to its customers and differing services to the Classes of the Portfolio and thus receive compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                      transactions through the Distributor for which the Distributor may receive compensation.
                           The Distributor may, from time to time in its sole
                      discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from its own resources. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all dealers and predicated upon the amount of shares of the Portfolio sold by the dealer.

PURCHASE AND
REDEMPTION OF
SHARES
    ____________________________________________________________________________


                      Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day.

                           Shares of the Portfolio may be purchased or redeemed
                      on days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.
                           Shareholders who desire to purchase shares for cash
                      must place their orders with the Transfer Agent (or its authorized agent) prior to 2:00 p.m., Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed.
                           The Trust reserves the right to reject a purchase
                      order when the Transfer Agent determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.
                           The Trust will send shareholders a statement of
                      shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on each Business Day.
                           Shareholders who desire to redeem shares of the
                      Portfolio must place their redemption orders with the Transfer Agent (or its authorized agent) prior to 12:30 p.m., Eastern time on any Business Day. Otherwise, the redemption order will be effective on the next Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent, and effectiveness, of the redemption order. For redemption orders received before 12:30 p.m., Eastern time on any Business Day, payment will be made the same day by transfer of federal funds. Otherwise, the redemption will be effective on the next Business Day.
                           If a shareholder's aggregate balance is less than $45
                      million as a result of redemption or transfer, for a period of seven consecutive days, the Trust reserves the right to redeem that shareholder's shares in the Portfolio for their current net asset value. Before the Trust redeems such shares, the shareholder will be given notice that the value of its shares is less than the minimum amount and will be allowed sixty days to make an additional investment in an amount that will increase the value of the account to at least $50 million.
                           Purchase and redemption orders may be placed by
                      telephone. Neither the Trust nor its Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.
                           If market conditions are extraordinarily active, or
                      other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE_____________________________________________________________________

                      From time to time the Portfolio advertises its "current yield," "tax equivalent yield" and "effective yield." These figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolio refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.
                           The Portfolio may periodically compare its
                      performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.
                           The performance of Class A shares will normally be
                      higher than that of Class B and Class C shares because of the additional administrative services expenses charged to Class B and Class C shares.
TAXES
  ______________________________________________________________________________

                      The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Portfolio or its shareholders, and state and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE PORTFOLIO
                      The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.
TAX STATUS OF DISTRIBUTIONS
                      The Portfolio intends to distribute substantially all of its net investment income (including net short-term capital gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Exempt- interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional Information.
                           Any dividends paid out of income realized by the
                      Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for the dividends received deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                           Dividends declared by the Portfolio in October,
                      November or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.
                           Interest on indebtedness incurred or continued by a
                      shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.
                           The Portfolio will report annually to its
                      shareholders the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                           Each sale, exchange, or redemption of the Portfolio's
                      shares is a taxable transaction to the shareholder.

GENERAL
INFORMATION
         _______________________________________________________________________
THE TRUST
                      The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Tax Free Portfolio, California Tax Exempt Portfolio, Intermediate-Term Municipal Portfolio, Pennsylvania Municipal Portfolio, Kansas Tax Free Income Portfolio, New York Intermediate-Term Municipal Portfolio, and Pennsylvania Tax Free Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                           The Trust pay its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                      The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust.
VOTING RIGHTS
                      Each share held entitles the shareholder of record to one vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                      The Trust issues unaudited financial statements semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES

                      Shareholder inquiries should be directed to the Manager. SEI Fund Management, Oaks, Pennsylvania, 19456.

DIVIDENDS
                      The net investment income (exclusive of capital gains) of the Portfolio is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. Currently, capital gains, if any, are distributed at the end of the calendar year.
                           Shareholders automatically receive all income
                      dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.
                           The dividends on Class A shares of the Portfolio are
                      normally higher than those on Class B and Class C shares because of the additional administrative services expenses charged to Class B and Class C shares.
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS
                      Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                      CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as Custodian of the Trust's assets and acts as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION
OF PERMITTED
INVESTMENTS
AND RISK FACTORS
               _________________________________________________________________

                      The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:
MONEY MARKET SECURITIES
                      Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks; (ii) U.S. Treasury obligations and obligations issued by the agencies and instrumentalities of the U.S. Government; and (iii) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MUNICIPAL SECURITIES
                      Municipal Securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                           General obligation bonds are backed by the taxing
                      power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                           Municipal notes include general obligation notes, tax
                      anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.
REPURCHASE AGREEMENTS
                      Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

STANDBY COMMITMENTS AND PUTS
                      Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.
U.S. GOVERNMENT OBLIGATIONS

                      Obligations issued by the U.S. Treasury or issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Post Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities not to the value of the Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS
                      Certain of the obligations purchased by the Portfolio may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
                      When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Annual Operating Expenses........................          2
Financial Highlights.............................          3
The Trust........................................          4
Investment Objective and Policies................          4
General Investment Policies......................          5
Investment Limitations...........................          6
The Manager......................................          7
The Adviser......................................          7
Distribution and Shareholder Servicing...........          8
Purchase and Redemption of Shares................          9
Performance......................................         10
Taxes............................................         11
General Information..............................         12
Description of Permitted Investments and Risk
  Factors........................................         14

                     [This page intentionally left blank.]

-------------------------------------------

                                                     PROSPECTUS AS OF
                                                     DECEMBER 31, 1996




                                                     MONEY
                                                     MARKET
     Financial
SEI  Services
     Company
Oaks, PA 19456                                       _________________________
800-DIAL-SEI/800-342-5734
                                                     INSTITUTIONAL TAX
                                                     FREE PORTFOLIO
                                                     _________________________
                                                     CLASS B






SEI-F-102-03                                          SEI


-------------------------------------------